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                                  EXHIBIT 23.2
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                        CONSENT OF INDEPENDENT AUDITORS

                 As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 5, 1995, with regard to the RPM, Inc. Retirement Savings Trust and Plan Financial Statements for the fiscal year ended May 31, 1995 in RPM, Inc.'s Registration Statement on Form S-8 (Reg. No. 33-54720, Retirement Savings Trust and Plan).

                                           CIULLA STEPHENS & CO.



Cleveland, Ohio
November 22, 1995